                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [x]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [x] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                               Yellow Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [x] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                           [YELLOW CORPORATION LOGO]

                               YELLOW CORPORATION
                                10990 Roe Avenue
                          Overland Park, Kansas 66211

                         ------------------------------

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 19, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Yellow Corporation (the "Company") will be held at the Company's General Office, 10990 Roe Avenue, Overland Park, Kansas, at 9:30 a.m., Central Daylight Time, to consider the following matters:

       I.  The election of eight directors;
      II. The approval of the appointment of Arthur Andersen LLP as independent public accountants of the Company for 2001; and
     III. The transaction of such other business as may properly come before such meeting or any adjournment thereof.

     Information regarding the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

     The close of business on February 19, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. Return it as promptly as possible in the enclosed envelope. No postage is required if mailed in the United States.

     If you attend the meeting in person, you may revoke your proxy and cast your vote in person. If you receive more than one proxy because your shares are held in various names or accounts, each proxy should be completed and returned.

                                          By Order of the Board of Directors:

                                          /s/ WILLIAM F. MARTIN, JR.
Overland Park, Kansas
March 2, 2001                             WILLIAM F. MARTIN, JR., Secretary

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                               YELLOW CORPORATION
                                10990 Roe Avenue
                          Overland Park, Kansas 66211

                                  INTRODUCTION

     This statement is furnished in connection with the solicitation by the Board of Directors of Yellow Corporation (the "Company"), a Delaware corporation, of proxies for use at the 2001 Annual Meeting of Stockholders of the Company, to be held at the Company's General Office, 10990 Roe Avenue, Overland Park, Kansas (the Company's telephone is 913/696-6100; mailing address 10990 Roe Avenue, Overland Park, Kansas 66211), at 9:30 a.m., Central Daylight Time, on April 19, 2001, and at any and all adjournments thereof. The Company's Annual Report (including audited financial statements) for the year ended December 31, 2000 accompanies this Proxy Statement, Notice of Annual Meeting of Stockholders and form of proxy, which will be mailed to stockholders on or about March 5, 2001. The Annual Report is not part of this proxy soliciting material except to the extent specifically incorporated herein by reference. A copy of the Company's annual report to the Securities and Exchange Commission on Form 10-K and the quarterly reports on Form 10-Q may be obtained without charge by writing the Treasurer of the Company at the above mailing address.

         MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING OF THE COMPANY

     At the Annual Meeting, the Company's stockholders will consider and vote upon (1) the election of eight directors; and (2) the approval of the appointment of Arthur Andersen LLP as independent public accountants of the Company for 2001.

                               VOTING AND PROXIES

RECORD DATE; VOTING RIGHTS

     Stockholders of record as of the close of business on February 19, 2001 will be entitled to notice of and to vote at the Annual Meeting of Stockholders of the Company or any adjournment thereof. On such date the Company had outstanding 24,142,316 shares of common stock, par value $1.00 per share ("Common Stock"), which constitute the Company's only outstanding voting securities. Each share of Common Stock has one vote. Unless marked to the contrary, proxies received will be voted (1) for the election to the Board of all nominees to the Board of Directors; (2) for the approval of the appointment of Arthur Andersen LLP as independent public accountants of the Company for 2001; and (3) in the discretion of the Proxy Committee on such other business as may properly come before the meeting.

     A stockholder who has given a proxy may revoke it at any time prior to its exercise at the meeting by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by attending the meeting and voting. Attendance at the meeting does not by itself constitute revocation of the proxy. The election of directors shall be determined by a plurality of the votes cast. Determination of the appointment of Arthur Andersen LLP as independent public accountants shall be by a majority of the votes cast.

     Proxies marked as abstaining (including proxies containing broker non-votes) on any matter to be acted upon by stockholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast.

SOLICITATION OF PROXIES

     The cost of the solicitation will be borne by the Company. In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by such persons. The Company will reimburse such respective brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

                    SUBMISSION OF PROPOSALS BY STOCKHOLDERS

     Stockholders' proposals intended to be presented at the 2002 Annual Meeting must be received by November 9, 2001 to be eligible for inclusion in the proxy materials. Stockholder proposals received after January 18, 2002, shall be considered untimely and the Company shall be free to use its discretionary authority to preclude any stockholder proposal received after that date from presentment at the 2002 Annual Meeting.

             SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

                                                         AMOUNT AND NATURE
                                                           OF BENEFICIAL      PERCENT OF
                         NAME                              OWNERSHIP(1)        CLASS(2)
                         ----                            -----------------    ----------
Klaus E. Agthe.........................................         14,435(3)           *
Cassandra C. Carr......................................         12,477(4)           *
Howard M. Dean.........................................         13,455(5)           *
Dennis E. Foster.......................................          2,000              *
Richard C. Green, Jr...................................              0              *
John C. McKelvey.......................................         11,581(6)           *
William L. Trubeck.....................................         12,763(7)           *
Carl W. Vogt...........................................         12,670(8)           *
William D. Zollars.....................................        210,000(9)           *
William F. Martin, Jr..................................       62,928.6(10)          *
Herbert A. Trucksess, III..............................      162,853.5(11)          *
Donald G. Barger, Jr...................................            500              *
Gregory A. Reid........................................         15,000(12)          *
All Directors and Executive Officers as a Group (13
  persons).............................................      530,663.1(13)        2.2

     (1) Direct ownership unless indicated otherwise.

     (2) * indicates less than 1% ownership.

     (3) Includes 8,000 shares subject to option.

     (4) Includes 8,000 shares subject to option. Also includes 3,890 shares upon which Mrs. Carr has deferred receipt until her departure from the Board.

     (5) Includes 8,000 shares subject to option.

     (6) Includes 7,500 shares subject to option and 100 shares upon which Mr. McKelvey disclaims beneficial ownership.

     (7) Includes 8,000 shares subject to option.

     (8) Includes 8,000 shares subject to option.

     (9) Includes 208,000 shares subject to option.

     (10) Includes 61,250 shares subject to option and 1,278.6 shares credited to Mr. Martin's account in the Stock Sharing Plan.

     (11) Includes 151,750 shares subject to option and 13.5 shares credited to Mr. Trucksess' account in the Stock Sharing Plan.

     (12) Includes 15,000 shares subject to option.

     (13) Includes 483,500 shares subject to option and 1292.1 shares credited to Executive Officers' accounts in the Stock Sharing Plan.

     Share ownership of Directors and Executive Officers is as of January 31, 2001, and includes (i) shares in which they may be deemed to have a beneficial interest, (ii) shares credited to individual accounts in the Stock Sharing Plan, a qualified savings and defined contribution plan; (iii) shares subject to options that are exercisable on or prior to March 31, 2001, pursuant to the 1992, 1996, 1997 and 1999 Stock Option Plans; and (iv) in the case of outside Directors, options that are exercisable on or prior to March 31, 2001, pursuant to the Directors' Stock Compensation Plan.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                             AS OF JANUARY 31, 2001

     As of January 31, 2001, the persons known to the Company to be beneficial owners of more than five percent of the Company's outstanding shares of Common Stock, the number of shares beneficially owned by them, and the percent of such shares so owned were:

                                                               AMOUNT AND NATURE
                     NAME AND ADDRESS                            OF BENEFICIAL        PERCENT
                   OF BENEFICIAL OWNER                             OWNERSHIP          OF CLASS
                   -------------------                         -----------------      --------
Mellon Financial Corporation..............................         2,060,195(1)         8.53
  One Mellon Bank Center
  Pittsburgh, PA 15258
Dimensional Fund Advisors, Inc............................         1,774,000(2)         7.35
  1299 Ocean Avenue
  Santa Monica, CA 90401
Barclays Global Fund Advisors.............................         1,267,203(3)         5.25
  45 Fremont St.
  San Francisco, CA 94105

     (1) According to information provided to the Company, Mellon Financial Corporation had, through certain of its subsidiaries, the following voting and dispositive powers with respect to such shares: (a) sole voting power, 1,612,847 shares; (b) shared voting power, 87,700 shares; (c) sole dispositive power, 2,060,195 shares; and (d) shared dispositive power, 0 shares.

     (2) According to information provided to the Company, Dimensional Fund Advisors, Inc. had the following voting and dispositive powers with respect to such shares: (a) sole voting power, 1,774,000 shares; (b) shared voting power, 0 shares; (c) sole dispositive power, 1,774,100 shares; and (d) shared dispositive power, 0 shares.

     (3) According to information provided to the Company, Barclays Global Fund Advisors had the following voting and dispositive powers with respect to such shares: (a) sole voting power, 1,146,403 shares; (b) shared voting power, 0 shares; (c) sale dispositive power, 1,267,203 and (d) shared dispositive power, 0 shares.

                            I. ELECTION OF DIRECTORS

     At the meeting, eight directors are to be elected to hold office until the 2002 Annual Meeting and until their successors are elected and have qualified. If any nominee should be unable to stand for election as a director, it is intended that the shares represented by proxies will be voted for the election of such substitute as management may nominate.

     The following table sets forth information with respect to each nominee for election as a director of the Company. No nominee has any family relationship with any other director or executive officer of the Company.

                                                              PRINCIPAL OCCUPATION;
         NAME; PAST SERVICE                                    DIRECTORSHIPS; AGE
         ------------------                                   ---------------------
NOMINEES FOR ELECTION AS DIRECTORS
Cassandra C. Carr....................      Senior Executive Vice President, External Affairs, SBC
  Director since 1997                      Communications, Inc., San Antonio, TX (Telecommunications)
                                           (Since 1998). Formerly Senior Vice President, Human
                                           Resources (1994-1998); 56
Howard M. Dean.......................      Chairman and Chief Executive Officer of Dean Foods Company,
  Director since 1987                      Franklin Park, IL (processor and distributor of food
                                           products); Director of Ball Corporation; 63
Dennis E. Foster.....................      Formerly Vice Chairman of Alltel Corporation, Little Rock,
  Director since 2000                      AR (Telecommunications) (1998-2000); Chief Executive
                                           Officer of 360 Communications, Inc., (1993-1998); Director
                                           of Alltel Corporation, NiSource Corporation and Salient 3
                                           Corporation; 60
John C. McKelvey.....................      President Emeritus of Midwest Research Institute, Kansas
  Director since 1977                      City, MO (scientific and technical research) since January
                                           2000. Formerly President and Chief Executive Officer of
                                           Midwest Research Institute, Kansas City, MO (1975-1999); 66
Richard C. Green, Jr.................      Chairman of the Board and Chief Executive Officer of
  Director since February, 2001            UtiliCorp United, Inc., Kansas City, MO (Energy Utility)
                                           (Since 1989). Director of BHA Group, Inc.; 46
William L. Trubeck...................      Senior Vice President and Chief Financial Officer of Waste
  Director since 1994                      Management, Inc., Houston, TX (Waste Disposal and
                                           Environmental Services) (Since 2000); Formerly Senior Vice
                                           President-Finance and Chief Financial Officer, President,
                                           Latin American Operations, International MultiFoods, Inc.,
                                           Minneapolis, MN (1997-2000); Senior Vice President-Finance
                                           and Chief Financial Officer of SPX Corporation, Muskegon,
                                           MI
                                           (1994-1996); 54
Carl W. Vogt.........................      Senior Partner, Fulbright & Jaworski, LLP, Washington, DC
  Director since 1996                      (since 1994). Formerly President (interim) of Williams
                                           College, Williamstown, MA (1999-2000); Chairman, National
                                           Transportation Safety Board, Washington, DC (1992-1994);
                                           Director of Deutsche Alex Brown Flag Funds, International
                                           Strategy and Investment, and American Science &
                                           Engineering; 64
William D. Zollars...................      Chairman, President and Chief Executive Officer of the
  Director since 1999                      Company (since November 1999). Formerly President of Yellow
                                           Freight System, Inc., the Company's principal operating
                                           subsidiary (1996-2000); Senior Vice President, Ryder
                                           Integrated Logistics, Inc., Miami, FL (1994-1996); Director
                                           of Butler Manufacturing Co.; 53

              STRUCTURE AND FUNCTIONING OF THE BOARD OF DIRECTORS

     The Board of Directors held five regularly scheduled meetings and four special meetings during 2000.

     Audit Committee. The Audit Committee met three times during 2000. The Audit Committee consisted of Ronald T. LeMay, John C. McKelvey, and Carl W. Vogt for the April and October meetings, with Dennis E. Foster replacing Mr. LeMay, who resigned from the Board on October 26, 2000, for the December meeting. The Committee's functions are described in detail in the Audit Committee Charter, attached to this proxy statement as "Exhibit A".

     Compensation Committee. The Compensation Committee met four times during 2000. The Compensation Committee consisted of Cassandra C. Carr, William L. Trubeck and Howard M. Dean. The Committee's functions include making recommendations to the Board of Directors regarding compensation of officers and approving compensation strategies for executive officers; reviewing actions relating to officer compensation; and setting policy for the Company's pension and profit sharing plans.

     Governance Committee. The Governance Committee met twice during 2000. The Governance Committee consisted of Carl W. Vogt, Klaus E. Agthe, and Howard M. Dean. Dr. Agthe will be retiring from the Board in April of 2001 upon reaching the Board's normal retirement age of 70. The Committee's functions include: (a) the organization, structure and responsibility of the Board and its Committees;
(b) evaluation of the effectiveness of the Board and each Committee in the Company's corporate governance process; (c) review of the qualifications of prospective directors and the nomination of director candidates; (d) review of the appropriate level of outside directors' fees and retainers; and (e) determination of the appropriate ratio of inside and outside directors.

                            DIRECTORS' COMPENSATION

     Directors who are not full time employees of the Company are paid an annual retainer for Board service of $23,000; an annual retainer for Committee service of $1,200 for each Committee on which a Director serves; an attendance fee of $1,300 for each Board meeting and $1,100 for each Committee meeting attended; and are reimbursed or made whole for all costs or expenses of any kind incurred by them relating to Board or Committee meetings. Committee chairmen receive an attendance fee of $2,100 for each committee meeting attended. Directors may elect to defer receipt of the retainer and attendance fees. Pursuant to the terms of the Directors Stock Compensation Plan, a minimum of 50% of the Board and Committee retainers are to be paid in the form of Company common stock, with the stock award determined annually on the date of the Company's Annual Meeting of Stockholders based on the closing price of the Company's common stock on that date and the then applicable level of Board and Committee retainers. The directors annually have the option of taking up to 100% of the Board and Committee retainers in Company common stock rather than cash. Also pursuant to the Directors Stock Compensation Plan, commencing on April 24, 1997 and annually on the first business day of each calendar year thereafter, the Directors receive option grants of 2,000 shares of the Company's common stock, with the options vesting after six months and exercisable for five years. A total of 200,000 shares are reserved for award under the Directors Stock Compensation Plan. Directors who are full time employees of the Company or any subsidiary are not paid any retainer or attendance fees for services as members of the Board or any Committee thereof.

     During 2000, no incumbent Director attended fewer than 75% of the aggregate of the total number of meetings of the Board held during the period the incumbent was a Director and of Committees of the Board on which the incumbent served during the period that the incumbent was a Director.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

     The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K (or KSB) for the year ended December 31, 2000.

     The Board of Directors has determined that the members of the Audit Committee are independent. The Audit Committee has adopted a written charter, which is attached to this proxy statement as "Exhibit A".

     The Committee presents the following summary of all fees paid to Arthur Andersen LLP, the Company's auditors, during calendar year 2000:

                                        FINANCIAL INFORMATION SYSTEMS
                         AUDIT FEES       DESIGN AND IMPLEMENTATION      ALL OTHER FEES
                         ----------     -----------------------------    --------------
                        $624,002.00                 None                  $365,067.00

     The Audit Committee has considered and determined that the level of Arthur Andersen LLP's fees for provision of services other than the audit and the quarterly review services is compatible with maintaining the auditor's independence.

                                          John C. McKelvey, Chairman
                                          Carl W. Vogt
                                          Dennis E. Foster

                             EXECUTIVE COMPENSATION

     There is shown below information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended December 31, 2000, 1999 and 1998 of those persons who were, as of December 31, 2000, the executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG-TERM COMPENSATION
                                                                                             -----------------------------------
                                            ANNUAL COMPENSATION                        AWARDS              PAYOUTS
                                -------------------------------------------   ------------------------   -----------
                                (B)        (C)           (D)         (E)          (F)                                     (I)
             (A)                                                  (2)OTHER     RESTRICTED       (G)          (H)        (3)ALL
      NAME AND PRINCIPAL                                           ANNUAL        STOCK       OPTIONS/       LTIP         OTHER
           POSITION             YEAR    SALARY ($)    BONUS ($)   COMP. ($)   AWARD(S) ($)   SARS (#)    PAYOUTS ($)   COMP. ($)
      ------------------        ----    ----------    ---------   ---------   ------------   --------    -----------   ---------
William D. Zollars              2000(1)  $550,000     $377,603                     0         200,000/0        0         $2,125
President and Chief             1999     $375,937     $281,353                     0         250,000/0        0         $2,000
Executive Officer               1998     $328,388     $ 28,626                     0          50,000/0        0         $    0
Herbert A. Trucksess, III       2000     $343,167     $172,774     $54,940         0          95,000/0        0         $2,550
President, Regional             1999     $261,500     $158,003                     0          50,000/0        0         $2,400
Carrier Group                   1998     $246,000     $ 51,630                     0          40,000/0        0         $    0
William F. Martin, Jr.          2000     $242,500     $110,992                     0          20,000/0        0         $2,550
Senior Vice President           1999     $228,500     $126,794                     0          25,000/0        0         $2,400
and Secretary                   1998     $211,080     $ 39,871                     0          20,000/0        0         $    0
Gregory A. Reid                 2000(4)  $205,322     $150,006                     0          20,000/0        0         $    0
Senior Vice President           1999     $199,397     $110,172                     0           2,000/0        0         $    0
and Chief Communications        1998     $189,250     $ 18,179                     0          10,000/0        0         $    0
Officer
Donald G. Barger, Jr.           2000     $138,541     $  6,818                     0          25,000/0        0         $    0
Senior Vice President
and Chief Financial
Officer

     (1) Amounts indicated include compensation received by Mr. Zollars in his former capacity of President of Yellow Freight System, Inc., the Company's principal operating subsidiary, for 1998 and through November 8, 1999.

     (2) While the five named executive officers receive certain perquisites from the Company, with the exception of Mr. Trucksess, such perquisites did not reach in 2000 the threshold for reporting of $50,000 or ten percent of salary and bonus set forth in the applicable rules of the Securities and Exchange Commission. Mr. Trucksess' other annual compensation in 2000 includes $42,436 for reimbursement of club initiation fees.

     (3) The compensation reported for 2000 includes the Company's matching contribution under the 401(k) portions of its defined contribution plan.

     (4) Amounts indicated include compensation received by Mr. Reid in his former capacity of Senior Vice President of Yellow Freight System, Inc. for 1998, 1999 and through October 26, 2000.

                     OPTIONS AND STOCK APPRECIATION RIGHTS

     The following tables summarize the option exercises by the executive officers named in the Summary Compensation Table above during 2000; the year-end value of their options; and the option grants to said executive officers during 2000.

              OPTION AND SAR EXERCISES AND YEAR END VALUE TABLE(1)

                                                                                                 VALUE OF            VALUE OF
                                                            NUMBER OF        NUMBER OF          UNEXERCISED         UNEXERCISED
                                                           UNEXERCISED      UNEXERCISED        IN-THE-MONEY        IN-THE-MONEY
                                                           OPTIONS AT         SARS AT           OPTIONS AT            SARS AT
                             SHARES                        FY-END (#)        FY-END(#)           FY-END($)           FY-END(#)
                            ACQUIRED          VALUE       EXERCISABLE/     EXERCISABLE/        EXERCISABLE/        EXERCISABLE/
         NAME            ON EXERCISE(#)    REALIZED($)    UNEXERCISABLE    UNEXERCISABLE       UNEXERCISABLE       UNEXERCISABLE
-----------------------  --------------    -----------    -------------    -------------       -------------       -------------
William D. Zollars           17,000          $70,626     233,000/425,000         0         $1,148,966/$1,364,494         0
Herbert A. Trucksess,
  III                         2,000          $ 4,126     133,000/165,000         0             $623,472/$589,710         0
William F. Martin, Jr.            0              N/A       91,250/55,000         0             $512,434/$202,033         0
Gregory A. Reid                   0              N/A       31,750/37,750         0              $66,766/$135,737         0
Donald G. Barger, Jr.             0              N/A            0/25,000         0                    0/$112,100         0

     (1) The value of the Company's stock on 12/29/00 was $20.359.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

                                                                                                           POTENTIAL
                                                                                                       REALIZABLE VALUE
                                                                                                       AT ASSUMED ANNUAL
                                     NUMBER OF     PERCENT OF TOTAL(2)                                  RATES OF STOCK
                                    SECURITIES        OPTIONS/SAR'S                                   PRICE APPRECIATION
                                    UNDERLYING         GRANTED TO        EXERCISE OR                    FOR OPTION TERM
                                   OPTIONS/SAR'S      EMPLOYEES IN       BASE PRICE    EXPIRATION   -----------------------
              NAME                  GRANTED(#)         FISCAL YEAR        ($/SHARE)       DATE          5%          10%
---------------------------------  -------------   -------------------   -----------   ----------       --          ---
William D. Zollars                    200,000             17.60%           $18.750      12/20/10    $2,358,000   $5,976,000
Herbert A. Trucksess, III              75,000              6.60%           $16.688       2/23/10      $786,750   $1,995,000
                                       20,000              1.80%           $15.875      10/25/10      $199,600   $  506,000
William F. Martin, Jr.                 20,000              1.80%           $15.875      10/25/10      $199,600   $  506,000
Gregory A. Reid                        20,000              1.80%           $15.875      10/25/10      $199,600   $  506,000
Donald G. Barger, Jr.                  25,000              2.20%           $15.875      10/25/10      $249,500   $  632,500

     (1) All options become exercisable in four equal annual installments. All options were granted with an exercise price equal to the Closing Price of the Company's common stock as reported by NASDAQ on the date of each grant. The time at which options become exercisable is accelerated upon the occurrence of certain events, including total permanent disability or death of the Executive Officer while in the employ of the Company, if the Company is wholly or partially liquidated, or is a party to a merger, consolidation or reorganization in which it or an entity controlled by it is not the surviving entity. Options exercised may be paid for in cash or by delivery of shares owned by the Grantee.

     (2) Includes grants to employees of certain of the Company's subsidiaries.

               EMPLOYMENT CONTRACTS, CHANGE OF CONTROL AGREEMENTS
                    AND TERMINATION OF EMPLOYMENT AGREEMENTS

     The Company entered into an Employment Agreement on December 15, 1999 with its Chairman, President and Chief Executive Officer William D. Zollars that contains the following essential terms and conditions: (a) a base salary of $550,000 per year, retroactive to November 8, 1999, to be reviewed annually in accordance with the Company's normal salary policy for executive officers; (b) an annual bonus pursuant to which a threshold award in the amount of 18.75% of Mr. Zollars' base salary, a target award in the amount of 75% of Mr. Zollars' base salary, and a maximum award of 150% of base salary, shall be established for each year, with the criteria for establishment of the target and parameters for payment to be determined annually by the Compensation Committee, at least 80% of the criteria established by the Committee being based on specific measurements of financial performance of the Company during the applicable year and the remaining percentage being based on non-financial criteria; (c) a stock option award on December 15, 1999 based on the closing price of the Company's common stock on the NASDAQ exchange on that date in the amount of 200,000 shares, with the award vesting 25% on each anniversary of the award; (d) a supplemental retirement benefit providing Mr. Zollars with the difference between the benefits that he would have received under the Company's pension plan if the service credited for benefit accrual purposes under the plan were 20 years plus his actual such service, if any, after his normal retirement date and the benefits actually payable to Mr. Zollars under the pension plan, said supplemental retirement benefit vesting at the rate of 20% per year measured from September 6, 1996, the commencement date of Mr. Zollars' prior employment as President of Yellow Freight System, Inc., the Company's principal operating subsidiary, with Mr. Zollars becoming 100% vested on September 6, 2001; (e) payments in the event of Mr. Zollars' termination "without cause," or resignation for "good reason" or following a "change of control", as those terms are defined in the Agreement ("Change of Control" having the same definition as set forth in the Company's Executive Severance Agreements, described below) in the amount of twice Mr. Zollars' annual rate of compensation, including target bonus, at the time of termination or resignation, plus target bonus for the year of termination, and immediate vesting in all outstanding stock options and any incentive and benefit plans applicable at the time of termination or resignation.

     The Company entered into an Employment Agreement on April 20, 2000 with Herbert A. Trucksess, III, President of its regional carrier group and former Chief Financial Officer, that contains the following essential terms and conditions: (a) a base salary of $350,000 per year, retroactive to February 1, 2000, to be reviewed annually, in accordance with the Company's normal salary policy for executive officers; (b) an annual bonus pursuant to which a threshold award in the amount of 13.75% of Mr. Trucksess' base salary, a target award in the amount of 55% of Mr. Trucksess' base salary, and a maximum award of 110% of base salary, shall be established for each year, with the criteria for establishment of the target and parameters for payment to be determined annually by the Compensation Committee, at least 80% of the criteria established by the Committee being based on specific measurements of financial performance of the Company during the applicable year and the remaining percentage being based on non-financial criteria; (c) a supplemental retirement benefit providing Mr. Trucksess with the difference between the monthly benefit that he would have received under the Company's pension plan using 16 years of credited service plus his actual credited service from June 1, 1994 and the monthly benefit actually payable to Mr. Trucksess under the pension plan; (d) payments in the event of Mr. Trucksess' termination "without cause" or resignation for "good reason" or following a "change of control" as those terms are defined in the Agreement ("Change of control having the same definition as set forth in the Company's Executive Severance Agreements, described below) in the amount of twice Mr. Trucksess' annual rate of compensation, including target bonus, at the time of termination or resignation, plus target bonus for the year of termination, and immediate vesting in all outstanding stock options and any incentive and benefit plans applicable at the time of termination or resignation.

     The Company has entered into Executive Severance Agreements (the "Agreements") with all the executive officers named in the Summary Compensation Table, as designated by the Board of Directors. (In the case of William D. Zollars and Herbert A. Trucksess, III, payments are only to the extent that they would exceed payments under the "change of control" provisions of their Employment Agreements).

     In the event of a "Change in Control" of the Company followed within two years by (1) the termination of the executive's employment for any reason other than death, disability, retirement or "cause" or (2) the resignation of the executive due to an adverse change in title, authority or duties, a transfer to a new location, a reduction in salary, or a reduction in fringe benefits or annual bonus below a level consistent with the Company's practice prior to the Change of Control, the Agreements provide that the executive shall be paid a lump sum cash amount equal to the sum of (a) two times the executive's highest compensation (salary plus bonus) for any consecutive 12-month period within the previous three years. If the executive is within 10 years of his normal retirement age (65), then the executive would be paid three times such highest compensation. The above-described payments are also subject to a gross-up provision in the event that it is determined that the benefits provided by the Agreements are subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986.

     The executive would further be entitled to receive in exchange for his non-qualified stock options granted by the Company which are outstanding on the date of the Change of Control common stock of the Company (or, if the Company or its successor becomes a subsidiary of another company, common stock of such other company) have a fair market value equal to the fair market value of such stock options on the Effective Date of the Change of Control.

     A termination is for "cause" if it is the result of a conviction of a felony involving moral turpitude by a court of competent jurisdiction, which is no longer subject to direct appeal, or an adjudication by a court of competent jurisdiction, which is no longer subject to direct appeal, that the executive is mentally incompetent or that he is liable for willful misconduct in the performance of his duty to the Company which is demonstrably and materially injurious to the Company.

     "Change of Control" for the purpose of the Agreements shall be deemed to have taken place if: (i) A third person, including a "group" as defined in
Section 13(D)(3) of the Securities Exchange Act of 1934, purchases or otherwise acquires shares of the Company and as a result thereof becomes the beneficial owner of shares of the Company having 20% or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of , or in connection with any cash tender or exchange offer, merger or other business combination, or contested election, or any combination of the foregoing transactions, the continuing directors shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

                          DEFINED BENEFIT PENSION PLAN

     The Company and certain of its subsidiaries' officers participate in a noncontributory, defined benefit pension plan. Such plan covers all regular full-time and regular part-time office, clerical, sales, supervisory and executive personnel of the Company and participating subsidiaries (excluding directors who are not salaried employees) who are at least age 21, are employed in the United States and are not otherwise covered by a pension plan under a collective bargaining agreement. Pension plan benefits are calculated solely on salaries and cash bonuses. Compensation reported in the Summary Compensation Table includes amounts which are not covered compensation under the pension plan. Participants are vested after five years of service.

     A participant retiring at age 65 will receive an annual pension benefit (single life basis) amounting to 1 2/3% of his final average annual compensation paid in the five highest consecutive years of the participant's last ten consecutive years of participation, multiplied by his total years of participation, the sum of which is reduced by 50% of the amount of his primary Social Security entitlement at retirement (prorated if participation is less than 30 years). The pension of the highest-paid executive officers will probably be reduced from the above formula because of ERISA limitations.

     The following table sets forth the gross annual benefits (single life at age 65), before deduction of the applicable primary Social Security offset amount (a maximum of 50% of the participant's primary Social Security benefits at 30 years of participation), payable upon retirement under the defined benefit pension plan for specified remuneration and years of service classifications, part of which may be paid pursuant to the supplemental retirement income agreements discussed below:

                              PENSION VALUE TABLE

                                             YEARS OF SERVICE
                            ---------------------------------------------------
ELIGIBLE REMUNERATION(1)      15         20         25         30         35
------------------------    -------    -------    -------    -------    -------
        200,000              50,000     66,650     83,350    100,000    116,650
        225,000              56,250     75,000     93,750    112,500    131,250
        250,000              62,500     83,350    104,150    125,000    145,850
        300,000              75,000    100,000    125,000    150,000    175,000
        350,000              87,500    116,650    145,850    175,000    204,150
        400,000             100,000    133,350    166,650    200,000    233,350
        450,000             112,500    150,000    187,500    225,000    262,500
        500,000             125,000    166,650    208,350    250,000    291,650
        550,000             137,500    183,350    229,150    275,000    320,850
        600,000             150,000    200,000    250,000    300,000    350,000
        650,000             162,500    216,650    270,850    325,000    379,150
        700,000             175,000    233,350    291,650    350,000    408,350
        750,000             187,500    250,000    312,500    375,000    437,500
        800,000             200,000    266,650    333,350    400,000    466,650
        850,000             212,500    283,350    354,150    425,000    495,850

     (1) Eligible Remuneration as used in this table is defined as final average covered compensation (salary and annual bonus) for the five highest consecutive years of the participant's last ten consecutive years of participation preceding termination of employment under the plan.

     ERISA, as amended by subsequent legislation, limits covered compensation under the pension plan to $170,000 in 2000 and imposes maximum annual benefit limitations, which may cause a reduction in the pension payable under the pension plan. The Company enters into nonqualified, unfunded supplemental retirement income agreements with affected participants which are designed to provide those benefits intended by the pension plan before application of the legislative limitations.

     The named executive officers have credited years of service in the plan as follows: Mr. Zollars, 4 years; Mr. Trucksess, 6 years; Mr. Martin, 20 years; Mr. Reid 3 years; and Mr. Barger, 0 years.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation program for the Company's executive officers was established to allow the organization to attract and retain the caliber of executive whose leadership skills will enable the Company and its subsidiaries to effectively compete in their market segments. Additionally, the programs are intended to act as an incentive for the executives to attain the highest level of organizational performance and profitability by rewarding the executive for increasing levels of profit and stockholder value.

     In conformance with the above compensation philosophy, the total annual compensation for all executive officers of the Company is determined by three elements, namely, (1) salary; (2) a potential annual incentive compensation award or bonus; and (3) participation in the Company's stock option plan.

     Salary for the Company's executive officers is determined by analysis of three factors: (1) salary levels at service industries with gross revenues comparable to the Company, based upon survey data produced by Towers Perrin, a nationally-recognized executive compensation consulting firm; (2) evaluation of the individual executive officer's performance; and (3) the Company's ability to pay. The three factors are considered collectively but not pursuant to a precise formula. The Company's ability to pay is a threshold consideration. Individual executive performance is to be evaluated by reference to specific performance targets or goals that are to be established each year for each executive. While the Company has targeted the median of the range established by the survey group of service industries with gross revenues comparable to the Company, the actual 2000 salaries of executive officers are generally below the median.

     In July of 1996, an annual incentive compensation, or bonus, plan was implemented for the Company's executive officers that provides for the payment of varying levels of incentive award as expressed as a percent of annual base compensation, with the percentage increasing the higher an executive officer's position within the Company.

     Each year a threshold, target, and maximum overall Company financial and personal measurement is to be established that ties each executive's annual compensation potential to the Company's annual business goals and individual performance. For 2000, 40% of the award is based on operating income, 40% on return on capital compared to plan and 20% on the degree to which each Executive has achieved the annual performance targets and goals referred to above. During 2000, the named executive officers received an incentive award equal to 91.7% of the target potential.

     The awards of stock options during 2000 to the Company's executive officers (other than President and Chief Executive Officer William D. Zollars, whose compensation is discussed separately), were based upon survey data developed by Towers Perrin on the appropriate level of stock compensation for executives at companies with gross revenues comparable to the Company's. In granting stock options, the Committee takes into consideration the amount and value of any previous stock option grants. The awards granted in 2000 are based upon the closing price of the Company's common stock as reported by NASDAQ on the date of each grant, and the awards vest in equal installments over a four-year period. The 2000 awards of stock compensation to executive officers were entirely based on stock options due to the Committee's belief that options represent the most effective vehicle to incent management to increase profit and stockholder value.

                         PRESIDENT AND CEO COMPENSATION

     The compensation of President and Chief Executive Officer William D. Zollars is the subject of an employment agreement dated December 15, 1999, the essential elements of which are detailed in the section of this proxy statement devoted to employment contracts, which discussion is hereby incorporated by reference. The Committee believes that the compensation package awarded to Mr. Zollars was necessary to properly compensate Mr. Zollars for his promotion from his prior position as President of Yellow Freight System, Inc., the Company's principal operating subsidiary, where he had demonstrated a superior performance record. The Committee notes that both Mr. Zollars' base annual salary and the amount of his stock option awards are consistent with the Company's goal of targeting the median of the Towers Perrin survey group of companies.

     Mr. Zollars' annual salary is subject to an annual review based upon the same criteria that was discussed earlier with respect to executive officer salary compensation generally.

     Mr. Zollars' 2000 annual incentive compensation award was determined in the same manner as previously described for executive officers generally.

     Finally, the Committee has reviewed the provisions of Section 162(m) of the Internal Revenue Code, which was enacted in 1993, relating to the $1 million deduction cap for executive salaries and believes that no compensation for the named executive officers will be governed by this regulation for 2000.

                                          Cassandra C. Carr, Chairman
                                          Howard M. Dean
                                          William L. Trubeck

                            COMMON STOCK PERFORMANCE

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return of the Company's common stock against the cumulative total return of the S&P Composite-500 Stock Index and the S&P Transportation Composite Index for the period of five years commencing December 31, 1995 and ending December 31, 2000.

[PERFORMANCE GRAPH]

                                                   YELLOW CORPORATION             S&P 500 INDEX            S&P TRANSPORTATION
                                                   ------------------             -------------            ------------------
Dec 95                                                   100.00                      100.00                      100.00
                                                         101.01                      105.37                      106.66
                                                         107.07                      110.10                      108.03
                                                         105.05                      113.50                      107.92
Dec 96                                                   116.16                      122.96                      114.43
                                                         150.51                      126.26                      115.97
                                                         180.81                      148.30                      135.13
                                                         263.13                      159.41                      147.08
Dec 97                                                   203.03                      163.98                      148.33
                                                         154.55                      186.86                      162.77
                                                         150.00                      193.03                      150.70
                                                         109.09                      173.83                      128.07
Dec 98                                                   154.55                      210.85                      145.45
                                                         140.40                      221.35                      152.81
                                                         143.43                      236.95                      162.00
                                                         133.83                      222.16                      130.21
Dec 99                                                   135.85                      255.21                      131.37
                                                         148.99                      261.07                      127.66
                                                         119.19                      254.13                      124.86
                                                         122.22                      251.67                      132.11
Dec 00                                                   164.52                      231.98                      155.70

     II. PROPOSAL TO APPROVE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP as independent public Accountants of the Company for 2001. The appointment of independent public accountants by the Board of Directors is submitted annually for approval by the stockholders. Although stockholder approval is not required, if the stockholders do not ratify the appointment, the Board of Directors will reconsider the matter. A representative of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders to respond to appropriate questions, and he will have an opportunity to make a statement if he desires to do so.

                               III. OTHER MATTERS

     The Board of Directors does not intend to bring any other business before the meeting and it is not aware that anyone else intends to do so. If any other business comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote as proxies in accordance with their best judgment.

     PLEASE EXERCISE YOUR RIGHT TO VOTE BY PROMPTLY COMPLETING, SIGNING AND RETURNING THE ENCLOSED PROXY FORM. You may later revoke the proxy, and if you are able to attend the meeting, you may vote your shares in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS:

                                          /s/ William F. Martin, Jr.
                                          WILLIAM F. MARTIN, JR.
                                          Secretary

Overland Park, Kansas
March 2, 2001

                                   EXHIBIT A

                               YELLOW CORPORATION
                            CHARTER-AUDIT COMMITTEE

COMMITTEE ROLE

     The committee's role is to act on behalf of the board of directors to oversee the company's reporting, control, and audit functions. The audit committee's role includes a quantitative focus as well as a focus on the qualitative aspects of financial reporting to shareholders. In addition, the committee oversees the company processes for the management of business/financial risk and compliance with significant applicable legal, ethical, and regulatory requirements.

     The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

COMMITTEE MEMBERSHIP

     The committee shall consist of at least three and no more than five independent directors. Independent directors are nonexecutive members who have no relationship to the corporation that may interfere with the exercise of their independence from management and the corporation. Committee members shall have
(1) knowledge of the primary industries in which the company operates; (2) the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, statement of cash flow, and key performance indicators; and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee's sole discretion.

     One member, preferably the chairperson, should have employment experience in finance or accounting or other comparable experience. Desirable experience includes being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Committee appointments and choice of the chairperson shall be approved annually by the full board.

COMMITTEE OPERATING PRINCIPLES

     The committee shall fulfill its responsibilities within the context of the following overriding principles:

     - Communications -- The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues.

     - Committee Education/Orientation -- The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company.

     - Meeting Agenda -- Committee meeting agendas shall be the responsibility of the committee chairperson, with input from committee members. It is expected that the chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

     - Committee Expectations and Information Needs -- The committee shall communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors, and others.

     - External Resources -- The committee shall have the power to conduct or authorize investigations into matters within the committee's scope of responsibilities. The committee shall have unrestricted access to members of management and all information relevant to its responsibilities. The committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     - Committee Meeting Attendees -- The committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in committee meetings, as necessary, to carry out the committee responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chairperson with or without management attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

     - Reporting to the Board of Directors -- The committee, through the committee chairperson, shall report committee actions and recommendations to the full board.

MEETING FREQUENCY

     The committee shall meet at least three times per year. Additional meetings shall be scheduled as considered necessary by the committee or chairperson.

COMMITTEE'S RELATIONSHIP WITH EXTERNAL AND INTERNAL AUDITORS

     - The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders.

     - The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with the standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

     - The internal audit function shall be responsible to the board of directors through the committee.

     - If either the internal or the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgement, have not been adequately addressed, they should communicate these issues to the committee chairperson.

PRIMARY COMMITTEE RESPONSIBILITIES

  The committee should review:

     - Risk Management - The Company's business risk management process, including the adequacy of the company's overall control environment and controls in selected areas representing significant financial and business risk.

     - Internal Controls and Regulatory Compliance - The company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct.

     - Internal Audit Responsibilities - The annual audit plan and the process used to develop the plan. Status of activities, significant findings, recommendations, and management's response.

     - Regulatory Examinations - SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response.

     - External Audit Responsibilities - Auditor independence and the overall scope and focus of the annual audit, including the scope and level of involvement with unaudited quarterly or other interim-period information. The committee shall recommend to the board of directors the independent accountants to be selected and review their compensation

     - Financial Reporting and Controls - Key financial statement issues and risks, their impact or potential effect on reported financial information, the process used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

     - Auditor Recommendations - Important internal and external auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

THE COMMITTEE SHOULD REVIEW AND APPROVE:

     - Changes in important accounting principles and the application thereof in both interim and annual financial reports.

     - Significant conflicts of interest and related-party transactions.

     - External auditor performance and changes in external audit firm (subject to ratification by the full board).

     - The internal auditor charter.

     - Internal auditor performance and changes in internal audit leadership and/or key financial management.

                                  [FRONT SIDE]

FIDELITY INSTITUTIONAL RETIREMENT SERVICES CO.                -------------
P.O. BOX 9109                                                   PRESORTED
HINGHAM, MA 02043-9109                                           STANDARD
                                                                   RATE
                                                               U.S. POSTAGE
                                                                PAID PROXY
                                                                 TABULATOR
                                                              -------------

LABEL BELOW FOR MIS USE ONLY!    MIS EDITS: # OF CHANGES __/__ PRF 1 __ PRF 2 __
FIRSCO
YELLOW CORP                      OK TO PRINT AS IS* ___ *By signing this form
ORIGINAL 1-UP 2/21/01  MH        you are authorizing MIS to print this form in
KATHLEEN (485062F)               its current state.
REVIEW #1 2/21/01  MH
                                 ----------------------------------------------
                                 SIGNATURE OF PERSON AUTHORIZING PRINTING  DATE

          -Please fold and detach card at perforation before mailing -

                               YELLOW CORPORATION
                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 19, 2001
    THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY.

     The undersigned hereby directs Fidelity Management Trust Company to appoint WILLIAM D. ZOLLARS, HOWARD M. DEAN AND WILLIAM L. TRUBECK, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Yellow Corporation, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Yellow Corporation, to be held at Company's General Office, 10990 Roe Avenue, Overland Park, Kansas, on Thursday, April 19, 2001, at 9:30 a.m., and at any adjournments thereof.
     If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said Proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any instructions heretofore given to vote at such meeting.

                           Dated: __________________________ , 2001

                           PLEASE MARK, SIGN, DATE AND RETURN THE CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                           THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY.

                           Please sign exactly as name appears to the left.
                           ------------------------------------------------


                           ------------------------------------------------
                                              Signature


                        (CONTINUED ON THE REVERSE SIDE)

------------------------------------------------------------------------------------------------------------------------------------
LABEL BELOW FOR MIS USE ONLY!                                    MIS EDITS: # OF CHANGES __/__ PRF 1 __ PRF 2 __
FIRSCO
YELLOW CORP                                                      OK TO PRINT AS IS* ___ *By signing this form
ORIGINAL 1-UP 2/21/01  MH                                        you are authorizing MIS to print this form in
KATHLEEN (485062F)                                               its current state.
REVIEW #1 2/21/01  MH
                                                                 ----------------------------------------------
                                                                 SIGNATURE OF PERSON AUTHORIZING PRINTING  DATE


                                   - Please fold and detach card at perforation before mailing -

This card, when properly executed, will be voted in the manner directed herein by the undersigned. All directions will be kept confidential by Fidelity Management Trust Company. IF NO DIRECTION IS MADE, IF THE CARD IS NOT SIGNED, OR IF THE CARD IS NOT
RECEIVED BY APRIL 16, 2001, THE SHARES CREDITED TO YOUR ACCOUNT WILL NOT BE VOTED.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK                    PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.
OR BLUE INK OR A NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.                                              FOR all                 WITHHOLD
                                                                               nominees               authority to
   1. ELECTION OF DIRECTORS:                                                 listed (except           vote for all
   Nominees -- Cassandra C. Carr, Howard M. Dean, Dennis E. Foster,           as marked to              nominees
   Richard C. Green, Jr., John C. McKelvey, William L. Trubeck,               the contrary
   Carl W. Vogt, William D. Zollars.                                            at left)
   (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,                     [ ]                      [ ]
   WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.)

   _________________________________________________________

   2. PROPOSAL TO APPROVE THE APPOINTMENT of Arthur Andersen LLP as independent public             FOR   AGAINST   ABSTAIN
      accountants of the Corporation for 2001.                                                     [ ]     [ ]       [ ]

   3. OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES AND FOR
   PROPOSAL 2.


          (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

                               YELLOW CORPORATION
                                      PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 19, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints WILLIAM D. ZOLLARS, HOWARD M. DEAN AND WILLIAM L. TRUBECK, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Yellow Corporation, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Yellow Corporation, to be held at Company's General Office, 10990 Roe Avenue, Overland Park, Kansas on Thursday, April 19, 2001, at 9:30 a.m., and at any adjournments thereof.

     If more than one of the above named Proxies shall be present or by substitution at such meeting or at any adjournment thereof, the majority of said Proxies so present and voting, either by person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting.

           (CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)
--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE *

           YOU CAN NOW ACCESS YOUR YELLOW CORPORATION ACCOUNT ONLINE.

Access your Yellow Corporation stockholder account online via Investor ServiceDirect(SM) (ISD).

Mellon Investor Services LLC agent for Yellow Corporation Investor Services, now makes it easy and convenient to get current information on your stockholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

     -  View account status             -  View payment history for dividends
     -  View certificate history        -  Make address changes
     -  View book-entry information     -  Obtain a duplicate 1099 tax form
                                        -  Establish/change your PIN

             VISIT US ON THE WEB AT HTTP://WWW.MELLON-INVESTOR.COM
                AND FOLLOW THE INSTRUCTIONS SHOWN ON THIS PAGE.

STEP 1: FIRST TIME USERS - ESTABLISH A PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

INVESTOR SERVICEDIRECT(SM) IS CURRENTLY ONLY AVAILABLE FOR DOMESTIC INDIVIDUAL AND JOINT ACCOUNTS.

- SSN
- PIN               -------------
- Then click on the Establish PIN button
                    -------------

Please be sure to remember your PIN, or maintain it in a secure place for future reference.


STEP 2: LOG IN FOR ACCOUNT ACCESS

You are now ready to log in. To access your account please enter your:

- SSN
- PIN               ------
- Then click on the Submit button
                    ------

If you have more than one account, you will now be asked to select the appropriate account.

STEP 3: ACCOUNT STATUS SCREEN

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

- Certificate History
- Book-Entry Information
- Issue Certificate
- Payment History
- Address Change
- Duplicate 1099

              FOR TECHNICAL ASSISTANCE CALL 1-877-978-7778 BETWEEN
                       9AM-7PM MONDAY-FRIDAY EASTERN TIME


This proxy, when properly executed, will be voted in the manner directed herein      Please mark   [X]
by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE          your votes as
VOTED FOR ALL PROPOSALS.                                                             indicated in
                                                                                     this example

1. ELECTION OF DIRECTORS:                    NOMINEES - Cassandra C. Carr, Howard M. Dean, Dennis E. Foster, Richard C. Green, Jr.,
                                             John C. McKelvey, William L. Trubeck, Carl W. Vogt, William D. Zollars
     FOR all nominees        WITHHOLD
   listed to the right       AUTHORITY       -------------------------------------------------------------------------------------
    (except as marked       to vote for      (To withhold authority to vote for any individual nominee, write that nominee's name
     to the contrary)       all nominees     on the line provided above.)
                             listed to
                             the right       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES LISTED.
          [ ]                   [ ]

2. PROPOSAL TO APPROVE THE APPOINTMENT       CONFIDENTIAL VOTE   3. OTHER BUSINESS: In their discretion the Proxies are authorized
   of Arthur Andersen LLP as independent         REQUESTED:         to vote upon such other matters as may properly come before the
   public accountants of the Corporation                            meeting.
   for 2001.                                        [ ]

   FOR     AGAINST    ABSTAIN                                    Please sign exactly as name appears to the left. When shares are
   [ ]       [ ]        [ ]                                      held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.         title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                                 ------------------------------------------------------------------
                                                                 Signature

                                                                 ------------------------------------------------------------------
                                                                 Signature if held jointly

                                                                 Dated:                                     , 2001
                                                                        -----------------------------------
                                                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                                                                 USING THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -